Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pro-Pharmaceuticals, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/    DAVID CHRISTOPHER

Name: David Christopher

Title: Chief Financial Officer

          (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Pro-Pharmaceuticals, Inc. and will be retained by Pro-Pharmaceuticals, Inc. and furnished the Securities and Exchange Commission or its staff upon request.